EXHIBIT 10.4

EXECUTION VERSION

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT (this “Agreement”), is made as of April 14, 2014, by and among (a) AARON’S, INC., a Georgia corporation (together with its successors and assigns, the “Company”), AARON INVESTMENT COMPANY, a Delaware corporation (together with its successors and assigns, “AIC” and together with the Company, collectively, the “Issuers”), AARON’S PRODUCTION COMPANY, a Georgia corporation (together with its successors and assigns, “APC”), 99LTO, LLC, a Georgia limited liability company (together with its successors and assigns, “99LTO”), AARON’S LOGISTICS, LLC, a Georgia limited liability company (together with its successors and assigns, “Logistics”), AARON’S PROCUREMENT COMPANY, LLC, a Georgia limited liability company (together with its successors and assigns, “Procurement Company”), AARON’S STRATEGIC SERVICES, LLC, a Georgia limited liability company (together with its successors and assigns, “Strategic Services”, and, together with the Issuers, APC, 99LTO, Logistics and Procurement Company, collectively, the “Obligors”), and (b) each of the Persons holding one or more Notes (as defined below) on the Third Amendment Effective Date (as defined below) (collectively, the “Noteholders”), with respect to that certain Note Purchase Agreement, dated as of July 5, 2011, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of December 19, 2012 and that certain Amendment No. 2 to Note Purchase Agreement dated as of October 8, 2013 (as amended from time to time and as in effect immediately prior to giving effect to this Agreement, the “Existing Note Purchase Agreement” and, as amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Obligors and each of the Noteholders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Note Purchase Agreement.
RECITALS:
A.    The Obligors and Noteholders are parties to the Existing Note Purchase Agreement, pursuant to which the Obligors issued and sold an aggregate principal amount of $125,000,000 of their 3.75% Senior Notes due April 27, 2018 (as in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Notes”) to the Noteholders;
B.    The Noteholders are the holders of all outstanding Existing Notes, as of the date hereof, in the aggregate principal amounts indicated on Annex 1 hereto; and
C.    The Obligors have requested, and the Noteholders have agreed to, certain amendments and modifications to the provisions of the Existing Note Purchase Agreement and the Existing Notes, subject to the terms and conditions set forth herein.
AGREEMENT:
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Noteholders agree as follows:

A/75984969.5

1.	AMENDMENTS.

1.1.	Amendments to Existing Note Purchase Agreement.
Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Existing Note Purchase Agreement is hereby amended by this Agreement in a manner such that the Note Purchase Agreement (including all schedules and Exhibit A thereto, but excluding all other exhibits thereto) shall read in its entirety as set forth on Exhibit A attached hereto.

1.2.	Amendments to Existing Notes.
Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Existing Notes are hereby automatically, and without any further action, deemed amended and restated in their entirety to conform to and have the terms provided in the form of Note attached as Exhibit C hereto (and the form of Existing Note attached to the Existing Note Purchase Agreement as Exhibit A is hereby amended and restated in its entirety to conform to the form of Note attached as Exhibit C hereto); except that the principal amount, registration number and payee set forth in each Existing Note shall remain the same (the Existing Notes as so amended and restated, and as may be further amended, restated, supplemented or otherwise modified from time to time, including any such notes issued in substitution therefrom pursuant to paragraph 11D of the Note Purchase Agreement, are collectively referred to herein as the “Notes”). Each Note issued on or after the Third Amendment Effective Date shall be in substantially the form of Exhibit C hereto. On the Third Amendment Effective Date, the Issuers shall execute and deliver a new Note or Notes in the form of Exhibit C hereto in exchange for, and replacement of, the Existing Notes held by each Noteholder, registered in the name of such Noteholder, in the aggregate principal amount of the Existing Notes owing to such Noteholder on the Third Amendment Effective Date and dated the date of the Third Amendment Effective Date. For the avoidance of doubt, all accrued and unpaid interest on the Existing Notes from the last interest payment date in respect of the Existing Notes through and including the Third Amendment Effective Date shall be paid on the next interest payment date following the Third Amendment Effective Date.

2.	WARRANTIES AND REPRESENTATIONS.
To induce the Noteholders to enter into this Agreement, each of the Obligors represents and warrants to each of the Noteholders that as of the Third Amendment Effective Date (as hereinafter defined):

2.1.	Corporate and Other Organization and Authority.
(a)        Each Obligor is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(b)        Each of the Obligors has the requisite organizational power and authority to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder.

2.2.	Authorization, etc.
This Agreement and the Notes have been duly authorized by all necessary corporate or limited liability company action on the part of the Obligors, as applicable. Each of this Agreement, the Note Purchase Agreement and the Notes constitutes a legal, valid and binding obligation of the Obligors, enforceable, in each case, against such Obligor in accordance with its terms, except as such enforceability may be limited by:
(a)        applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and
(b)        general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3.	No Conflicts, etc.
The execution and delivery by each Obligor of this Agreement and the Notes and the performance by such Obligor of its obligations under each of this Agreement, the Note Purchase Agreement and the Notes do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any property of such Obligor under the provisions of:
(a)        any charter document, constitutive document, agreement with shareholders or members, bylaws or any other organizational or governing agreement of such Obligor;
(b)        any agreement, instrument or conveyance by which such Obligor or any of its Subsidiaries or any of their respective properties may be bound or affected; or
(c)        any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which such Obligor or any of its Subsidiaries or any of their respective properties may be bound or affected.

2.4.	Governmental Consent.
The execution and delivery by the Obligors of this Agreement and the performance by the Obligors of their respective obligations hereunder and under the Note Purchase Agreement and the Notes do not require any consents, approvals or authorizations of, or filings, registrations or qualifications with, any Governmental Authority on the part of any Obligor.

2.5.	No Defaults.

No event has occurred and is continuing and no condition exists which, immediately before or immediately after giving effect to the amendments provided for in this Agreement, constitutes or would constitute a Default or an Event of Default.
2.6.    Representations in Note Purchase Agreement.
After giving effect to this Agreement, the representations and warranties contained in the Note Purchase Agreement and the Joinder Agreements executed by APC, 99LTO, Logistics, Procurement Company and Strategic Services are true and correct in all material respects as of the Third Amendment Effective Date.
2.7.    Amendment Fees.
Except as disclosed in writing to the Noteholders (which may be via e-mail), no fee or other consideration was or will be paid (a) to the Administrative Agent (as defined below) or any of the lenders party to the Amended and Restated SunTrust Agreement (as defined below) in connection with the execution and delivery thereof, or (b) to any of the Loan Facility Lenders (as defined below) party to the Amended and Restated SunTrust Loan Facility Agreement (as defined below) in connection with the execution thereof.

3.	CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.
The amendment of the Existing Note Purchase Agreement as set forth in this Agreement shall become effective as of the date first written above (the “Third Amendment Effective Date”), provided that each of the following conditions shall have been satisfied:
(a)     the Noteholders shall have received a fully executed copy of this Agreement executed by the Obligors and the Noteholders;
(b)    the Issuers shall have issued to each Noteholder a new Note in the principal face amount set forth on Annex 1 hereto in substantially the form Exhibit C hereto, in exchange for such Noteholder’s Existing Notes;
(b)     the representations and warranties set forth in Section 2 of this Agreement shall be true and correct on such date;
(c)    the Noteholders shall have received fully executed copies of the following:
(i)     that certain Note Purchase Agreement, dated as of the Third Amendment Effective Date (the “2014 MetLife NPA”), by and among the Issuers and Metropolitan Life Insurance Company and/or one or more of its affiliates or managed funds (collectively, the “MetLife Purchasers”), pursuant to which the MetLife Purchasers shall have agreed to purchase, $75,000,000 in aggregate principal amount of the Issuers’ 4.75% Series B Senior Notes due April 14, 2021,
(ii)     that certain Note Purchase Agreement, dated as of the Third Amendment Effective Date (the “2014 Prudential NPA”), by and among the Issuers and

Prudential Insurance Company of America and/or one or more of its affiliates or managed funds (collectively, the “Prudential Purchasers”), pursuant to which the Prudential Purchasers shall have agreed to purchase, $225,000,000 in aggregate principal amount of the Issuers’ 4.75% Series A Senior Notes due April 14, 2021,
(iii)     that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of the Third Amendment Effective Date (the “Amended and Restated SunTrust Agreement”), by and among the Company, SunTrust Bank, as Administrative Agent (the “Administrative Agent”) and each of the lenders party thereto, pursuant to which such lenders shall have agreed to provide to the Company revolving loans of up to $200,000,000 and term loans of $126,250,000,
(iv)     that certain Third Amended and Restated Loan Facility Agreement, dated as of the Third Amendment Effective Date (the “Amended and Restated SunTrust Loan Facility Agreement”), by and among the Company, SunTrust and the other financial institutions party thereto (the “Loan Facility Lenders”),
(v)     each of the subsidiary guarantee agreements executed in respect of the 2014 MetLife NPA, the 2014 Prudential NPA, the Amended and Restated SunTrust Agreement and the Amended and Restated SunTrust Loan Facility Agreement (collectively, the “2014 Subsidiary Guarantees”), and
(vi)     each of the other documents, instruments and agreements executed and/or delivered in connection with any of the foregoing (together with the 2014 MetLife NPA, the 2014 Prudential NPA, the Amended and Restated SunTrust Agreement, the Amended and Restated SunTrust Loan Facility Agreement and the 2014 Subsidiary Guarantees, collectively, the “2014 Financing Documents”), and each such 2014 Financing Document shall be in form and substance reasonably satisfactory to the Noteholders and shall have become effective prior to or concurrent with the effectiveness of this Agreement;
(d)    the Noteholders shall have received a fully executed copy of that certain Intercreditor Agreement, dated as of the Third Amendment Effective Date, by and among the MetLife Purchasers, the Prudential Purchasers, the Administrative Agent, the Loan Facility Lenders and the Noteholders, in substantially the form of Exhibit B hereto, and the Obligors shall have entered into the acknowledgement and consent attached thereto;
(e)    the Issuers shall have delivered to each Noteholder certified copies of (i) that certain Agreement and Plan of Merger, dated as of April 14, 2014 (the “Closing Date Acquisition Agreement”), by and among the Company, Progressive Finance Holdings, LLC (“Progressive Finance”), Virtual Acquisition Company, LLC, as Merger Sub, and the Representative (as defined in Closing Date Acquisition Agreement) party thereto, (ii) that certain Purchase Agreement dated as of April 14, 2014, by and among the Company and the entities identified as “Blocker Owners” therein, pursuant to which the Company or a Wholly Owned Subsidiary has agreed to purchase, and such Blocker Owners have agreed to sell and assign to the Company or another Obligor immediately prior to the effective time of the Closing Date Acquisition Agreement, 100% of the outstanding equity interests in SP GE VIII-B Progressive Blocker Corp., a Delaware corporation, and SP SD IV-B Progressive Blocker Corp., a Delaware corporation, and (iii) each other material document, instrument, certificate and agreement executed and delivered in connection therewith (together with the Closing Date Acquisition Agreement, collectively, the “Closing Date Acquisition Documents”), each in form and substance reasonably satisfactory to each Noteholder, and all conditions precedent (other than the purchase of the notes to be issued under the MetLife NPA and the Prudential NPA, and the making of loans under the Amended and Restated Sun Trust Agreement) to the acquisition by the Company of all or substantially all of the capital stock and/or assets of Progressive Finance and the Progressive Finance Subsidiaries (as defined in the 2014 Prudential NPA) pursuant to the Closing Date Acquisition Documents (the “Closing Date Acquisition”) shall have been satisfied, and the Closing Date Acquisition shall be consummated, substantially simultaneously with the execution hereof, in accordance with the Closing Date Acquisition Agreement, without alteration, amendment or other change, supplement or modification of the Closing Date Acquisition Agreement, except for waivers of conditions that are not material or adverse to the Noteholders;
(f)    the Noteholders shall have received a fully executed Joinder Agreement executed by Progressive Finance in the form of Exhibit D to the Note Purchase Agreement and a joinder to the Intercreditor Agreement executed by Progressive Finance in the form of Schedule 1 to the Intercreditor Agreement;
(g)    the Noteholders shall have received a favorable legal opinion from Kilpatrick Townsend & Stockton LLP, as special counsel to the Obligors, dated as of the Third Amendment Effective Date and in form and substance satisfactory to the Noteholders;
(h)    the Noteholders shall have received a certificate from each Obligor executed by the Secretary and one other officer of such Obligor (i) certifying as to the certificate of formation, articles of incorporation, operating agreement, by-laws or other similar organizational documents of such Obligor; (ii) attaching authorizing resolutions on behalf of such Obligor (A) evidencing approval of the transactions contemplated by this Agreement, the Notes and the 2014 Financing Documents and the execution, delivery and performance hereof and thereof on behalf of such Obligor, (B) authorizing certain officers to execute and deliver the same on behalf of such Obligor, and (C) certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded; (iii) attaching a certificate of good standing for such Obligor issued by the Secretary of State of the state of formation of such Obligor, dated as of a recent date; and (iv) certifying as to the names, titles and true signatures of the officers authorized to sign this Agreement on behalf of such Obligor, and, in the case of the Issuers, the Notes;
(i)    a Private Placement number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes; and
(j)    the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Agreement and the transactions contemplated hereby.

4.	MISCELLANEOUS.

4.1.	Governing Law.
THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.2.	Duplicate Originals; Electronic Signature.
Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

4.3.	Waiver and Amendments.
Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

4.4.	Costs and Expenses.
Whether or not the amendments contemplated by this Agreement become effective, each of the Obligors confirms its obligation under paragraph 11B of the Note Purchase Agreement and agrees that, on the Third Amendment Effective Date (or if an invoice is delivered subsequent to the Third Amendment Effective Date or if such amendments do not become effective, promptly after receiving any statement or invoice therefor), it will pay all costs and expenses of the Noteholders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders’ special counsel presented to the Company on the Third Amendment Effective Date. The Obligors will also promptly pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders’ special counsel rendered after the Third Amendment Effective Date in connection with this Agreement.

4.5.	Successors and Assigns.
This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Noteholders and shall be enforceable by any successor or assign of any such Noteholder, whether or not an express assignment of rights hereunder shall have been made by such Noteholder or its successors and assigns.

4.6.	Survival.
All warranties, representations, certifications and covenants made by the Obligors in this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Noteholders.

4.7.	Part of Existing Note Purchase Agreement; Future References, etc.
This Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and the Notes and, except as expressly amended by this Agreement and the Notes, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Existing Notes are hereby ratified and shall be and remain in full force and effect. All references in the Note Purchase Agreement to “Notes” shall be deemed to refer to, without limitation, the “Notes” of the Company under, pursuant to and as amended by and defined in this Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Existing Note Purchase Agreement and the Existing Notes without making specific reference to this Agreement and the Notes, but nevertheless all such references shall include this Agreement and the Notes, as applicable, unless the context otherwise requires.

4.8.	Affirmation of Obligations under Existing Note Purchase Agreement and Notes; No Novation.
Anything contained herein to the contrary notwithstanding, this Agreement is not intended to and shall not serve to effect a novation of the obligations under the Existing Note Purchase Agreement or the Existing Notes. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Note Purchase Agreement and the Existing Notes, as amended by this Agreement. The Obligors hereby acknowledge and affirm all of their respective obligations under the terms of the Existing Note Purchase Agreement and the Existing Notes. The execution, delivery and effectiveness of this Agreement shall not be deemed, except as expressly provided herein, (a) to operate as a waiver of any right, power or remedy of any of the Noteholders under the Existing Note Purchase Agreement or the Existing Notes, nor constitute a waiver or amendment of any provision thereunder, or (b) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Purchase Agreement or the Notes or under applicable law.

4.9.	Cancellation and Return of Existing Notes.
Upon delivery to the Noteholders of the new Notes on the Third Amendment Effective Date as contemplated by this Agreement, the Existing Notes held by Noteholder shall be automatically cancelled and such cancelled Existing Notes shall be returned as soon as reasonably practicable to the Company.
[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Very truly yours,

AARON’S, INC.

By:________________________
Name:
Title:

AARON INVESTMENT COMPANY

By:________________________
Name:
Title:

AARON’S PRODUCTION COMPANY

By:________________________
Name:
Title:

99LTO, LLC

By:________________________
Name:
Title:

AARON’S LOGISTICS, LLC

By:________________________
Name:
Title:

[Signature Page to Amendment No. 3 to Aaron’s, Inc. 2011 Note Purchase Agreement]

AARON’S STRATEGIC SERVICES, LLC

By:________________________
Name:
Title:

AARON’S PROCUREMENT COMPANY, LLC

By:________________________
Name:
Title:

[Signature Page to Amendment No. 3 to Aaron’s, Inc. 2011 Note Purchase Agreement]

Accepted and Agreed:

The foregoing Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:___________________________________
Name:
Title: Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:    Prudential Investment Management, Inc.,
as investment manager

By:___________________________________
Name:
Title:    Vice President
THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:    Prudential Investment Management (Japan),
Inc., as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By:
Name:
Title:    Vice President
ZURICH AMERICAN INSURANCE COMPANY
By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: ______________________________
Name:
Title:    Vice President

[Signature Page to Amendment No. 3 to Aaron’s, Inc. 2011 Note Purchase Agreement]

FORETHOUGHT LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: ______________________________
Name:
Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO.,
LTD.

By:    Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By: ______________________________
Name:
Title: Vice President

[Signature Page to Amendment No. 3 to Aaron’s, Inc. 2011 Note Purchase Agreement]

ANNEX 1

INFORMATION AS TO NOTEHOLDERS

Name Held	Principal Amount of Notes
Prudential Retirement Insurance and Annuity Company	$46,400,000 $3,600,000
The Prudential Insurance Company of America	$42,850,000
The Prudential Life Insurance Company, Ltd.	$10,000,000
The Gibraltar Life Insurance Co., Ltd.	$9,680,000
Zurich American Insurance Company	$9,000,000
Forethought Life Insurance Company	$3,470,000
Total:	$125,000,000

Annex 1

EXHIBIT A

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

[SEE ATTACHED]

Exhibit A

EXHIBIT B

INTERCREDITOR AGREEMENT

[SEE ATTACHED]

Exhibit B

EXHIBIT C

FORM OF NEW NOTE

EXHIBIT A
AARON’S, INC.
AARON INVESTMENT COMPANY
AARON’S PRODUCTION COMPANY
99LTO, LLC
AARON’S LOGISTICS, LLC
AARON’S PROCUREMENT COMPANY, LLC
AARON’S STRATEGIC SERVICES, LLC

AMENDED AND RESTATED SENIOR NOTE DUE APRIL 27, 2018
No. R-[__]    [Date]
$[_______]    PPN: 00257@ AA6
FOR VALUE RECEIVED, the undersigned, AARON’S, INC. (together with its successors, herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, and AARON INVESTMENT COMPANY, a corporation organized and existing under the laws of Delaware (together with its successors, herein called “AIC”), AARON’S PRODUCTION COMPANY, a corporation organized and existing under the laws of the State of Georgia (together with its successors, herein called “APC”), 99 LTO, LLC, a limited liability company organized and existing under the laws of the State of Georgia (together with its successors, herein called “99LTO”), AARON’S LOGISTICS, LLC, a limited liability company organized and existing under the laws of the State of Georgia (together with its successors, herein called “Logistics”), AARON’S PROCUREMENT COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Georgia (together with its successors, herein called “Procurement”), AARON’S STRATEGIC SERVICES, LLC, a limited liability company organized and existing under the laws of the State of Georgia (together with its successors, herein called “Strategic Services” and together with the Company, AIC, APC, 99LTO, Logistics and Procurement and each other Additional Obligor that from time to time executes a Joinder Agreement pursuant to paragraph 5H, 5N or 5O of the Note Purchase Agreement referenced below, collectively, the “Obligors”), hereby promise to pay to [___________________], or registered assigns, the principal sum of [___________________] DOLLARS (or so much thereof as shall not have been prepaid) on April 27, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of (i) from the Date of Closing through and including April 27, 2014, 3.75% per annum, and (ii) on and after April 28, 2014, 3.95% per annum, payable quarterly on the 27th day of January, April, July, and October in each year, commencing with the next such payment date succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) (i) to the extent permitted by law, on any overdue

Exhibit C

payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.95% or (ii) 2.0% over the rate of interest publicly announced by the Bank of New York from time to time in New York City, New York as its “base” or “prime” rate.
Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.
This Note is one of a series of Amended and Restated Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of July 5, 2011 (as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of December 19, 2012, that certain Amendment No. 2 to Note Purchase Agreement dated as of October 8, 2013 and that certain Amendment No. 3 to Note Purchase Agreement dated as of April 14, 2014 and as may be further amended, restated, supplemented or otherwise modified from time to time, herein called the “Note Purchase Agreement”), among the Obligors and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Unless otherwise indicated, capitalized terms used in this Note shall have the meanings ascribed to such terms in the Note Purchase Agreement.
This Note amends and restates and is given in substitution for, but not in satisfaction of, that certain 3.75% Senior Note Due April 27, 2018 issued by the Obligors in favor of [______] in the original principal amount of $[______].
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors shall not be affected by any notice to the contrary.
The Obligors agree to make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount) and with the effect provided in the Note Purchase Agreement.

Exhibit C

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK.
AARON’S, INC.
By: ___________________________
Name:
Title:
AARON INVESTMENT COMPANY
By: ___________________________
Name:
Title:

AARON’S PRODUCTION COMPANY

By:________________________
Name:
Title:

99LTO, LLC
AARON’S LOGISTICS, LLC
AARON’S STRATEGIC SERVICES, LLC
AARON’S PROCUREMENT COMPANY, LLC

By:    AARON’S, INC., as sole Manager

By:________________________
Name:
Title:

Exhibit C